EXHIBIT 10.1

Merrill Lynch Business Financial Services Inc. 222 North LaSalle Street 17th Floor Chicago, Illinois 60601 (312) 499-3116 (312) 499-3254 FAX thomas_hunt@ml.com April 28, 2005

VIA: Overnight Mail and Facsimile (713) 673-1966

Ms. Holly Hubenak

Dynacq Healthcare, Inc.

10304 Interstate 10 East

Suite 369

Houston, TX 77029

RE: WORKING CAPITAL MANAGEMENT ACCOUNT (“WCMA”) NO. 58207L53

Dear Ms. Hubenak,

As you are aware, the above-numbered WCMA Line of Credit will expire on May 1, 2005. Consequently, as an accommodation to you, the WCMA Line of Credit has been extended to May 31, 2005.

As a part of the extension, MLBFS will charge a $1,000 extension fee. The fee shall be deemed fully earned by MLBFS upon Customer’s acceptance hereof, and shall not be refundable under any circumstances. Customer hereby authorizes and directs MLBFS to charge to and pay out of its WCMA Account No. 58207L53 such $1,000.00 fee.

Please return this original signed document to my attention at the address above at your earliest convenience. Should you have any questions in this matter, or if there is any other way I can be of assistance, please feel free to contact me at (312) 499-3116.

Sincerely,

/s/ Thomas Hunt
Thomas Hunt
Senior Credit Manager

Acknowledged and Agreed:

Dynacq Healthcare, Inc

By:	/s/ Alan Beauchamp

Printed Name: Alan Beauchamp

Title:	Executive Vice President and
Chief Operating Officer